UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2026

CALISA ACQUISITION CORP

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42910	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

205 W. 37th Street

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

(203) 998-5540

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one ordinary share and one right	ALISU	The Nasdaq Stock Market LLC

Ordinary Shares, par value $0.000075 per share	ALIS	The Nasdaq Stock Market LLC

Rights, each entitling the holder to one tenth of one ordinary share upon the completion of the Company’s initial business combination	ALISR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously reported, on March 6, 2026, Calisa Acquisition Corp, a Cayman Islands exempted company (the “Company”), entered into an Business Combination Agreement (the “BCA”) with Calisa Merger Sub, a Cayman Islands exempted company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Goodvision AI Inc., a Cayman Islands exempted company (“Goodvision”). Pursuant to the terms of the BCA, Merger Sub will merge with and into Goodvision (the “Merger”), with Goodvision surviving the Merger as a direct, wholly owned subsidiary of the Company in accordance with the Companies Act (As Revised) of the Cayman Islands, as amended. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K shall have the meanings ascribed to such terms in the BCA.

On April 30, 2026, in furtherance of the transactions contemplated by the BCA, the Company and Goodvision entered into a subscription agreement (“Subscription Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company will, immediately prior to, and contingent upon, the consummation of the Merger, issue 100,000 Class A ordinary shares to the Investor at a price of $10.00 per share, for aggregate gross proceeds to the Company of $1 million. The closing of the Subscription Agreement is conditioned upon, among other things, (i) the substantially concurrent consummation of the Merger and (ii) the accuracy of all representations and warranties of Goodvision in the Subscription Agreement (subject to certain bring-down standards).

In connection with the Subscription Agreement, the Company and Investor entered into a registration rights agreement (the “RRA”) providing certain registration rights to the Investor with respect to the shares to be sold pursuant to the Subscription Agreement.

The shares were offered and will be sold to the Investor in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), and Regulation S and/or Regulation D under the Securities Act.

The foregoing summary of the Subscription Agreement and RRA is qualified in its entirety by reference to the text of the form of Subscription Agreement and RRA, which are attached as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated by reference herein.

Cautionary Note Regarding Forward Looking Statements

Neither the Company, Goodvision nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report. This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

This Current Report and the exhibits filed or furnished herewith include certain “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between the Company and Goodvision, including statements regarding the benefits of the Transaction, Goodvision’s or the Company’s expectations with respect to future performance, the addressable market for Goodvision’s solutions and services, capitalization of Goodvision after giving effect to the Transaction, the percentage of the Company’s shareholders’ ownership interest in the equity of the combined company following the closing of the Transaction, the anticipated timing of the Transactions, the business of Goodvision and the markets in which it operates. The Company’s and Goodvision’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “would,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to Goodvision and the Company, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this Current Report should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Goodvision’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that the benefits of the Merger may not be realized; the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the amount of redemption requests made by the Company’s public shareholders and the failure to satisfy the conditions to the consummation of the Merger, including the failure of the Company’s shareholders to approve and adopt the Merger; the ability to meet stock exchange listing standards following the consummation of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the BCA; the outcome of any legal proceedings that may be initiated following announcement of the Merger; the risk that the proposed Transaction disrupts current plans and operations of Goodvision as a result of the announcement and consummation of the Merger; the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Merger; risks associated with changes in applicable laws or regulations applicable to Goodvision’s operations; the possibility that the combined company may be adversely affected by other economic, geopolitical, business, and/or competitive factors; negative perceptions or publicity of Goodvision; the impact of adverse public health developments; and other risks and uncertainties that will be detailed in the Registration Statement and as indicated from time to time in the Company’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

The Company and Goodvision caution that the foregoing list of factors is not exclusive. The Company and Goodvision caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither the Company nor Goodvision undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement to be filed by the Company with the SEC, and other documents filed by the Company and/or Goodvision from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this Current Report are qualified by these cautionary statements. Goodvision and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither Goodvision nor the Company gives any assurance that either Goodvision or the Company will achieve its expectations. The inclusion of any statement in this Current Report does not constitute an admission by Goodvision or the Company or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

In connection with the proposed Transaction between Goodvision and the Company, the Company intends to file with the SEC the Registration Statement which will include the Proxy Statement / Prospectus. After the registration statement is declared effective, the Company plans to mail the definitive Proxy Statement / Prospectus to all the Company shareholders as of a record date to be established for voting on the proposed transaction. The Company also will file other documents regarding the proposed transaction with the SEC. This Current Report does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT / PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOODVISION, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement / Prospectus (when available) and all other relevant documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC by directing a written request to the Company at the address set forth above.

Participants in the Solicitation

The Company, Goodvision and certain of their respective directors, executive officers, and employees may be considered to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed transaction, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement / Prospectus described above when it is filed with the SEC. Shareholders, potential investors and other interested persons should read the Proxy Statement / Prospectus carefully when it becomes available before making any voting or investment decisions. Additional information regarding the Company’s directors and executive officers can also be found in the Company final prospectus dated October 21, 2025. These documents are available free of charge as described above.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Goodvision or the combined company resulting from the proposed transaction, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. This Current Report is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement
10.2	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2026

CALISA ACQUISITION CORP

By:	/s/ Hongfei Zhang
Name:	Hongfei Zhang
Title:	Chief Executive Officer